SATUIT CAPITAL MICRO CAP FUND
                                   A series of
                         SATUIT CAPITAL MANAGEMENT TRUST
                          Supplement to Prospectus and
                       Statement of Additional Information
                               Dated July 25, 2008
-------------------------------------------------------------------------------

The Board of Trustees (the "Board") of Satuit Capital Management Trust has approved the changes set forth below with respect to the Satuit Micro Cap Fund ("Micro Cap Fund" or "Fund").

                   THERE IS NO ACTION REQUIRED ON YOUR PART.

Removal of Sales Charge on Class A Shares

The Board has determined that it is in the best interest of the Micro Cap Fund and its shareholders to remove the front-end sales charge currently assessed on the Class A shares of the Fund, making this class a No-Load Class, effective July 25, 2008. In addition, the 2.00% deferred sales charge previously applicable to Class A shares has been removed. The Fund will charge a 2.00% redemption fee on all shares redeemed less than 360 days from the date of purchase.

If you purchased shares before July 25, 2008, (i) that would have been subject to the deferred sales charge and (ii) not eligible for such deferred sales charge to have been waived and (iii) you redeem those shares less than 360 days from the date of purchase, you will continue to be subject to the 2.00% deferred sales charge, and not the 2.00% redemption fee.

Closing of Class C of Satuit Micro Cap

The Board has determined that it is in the best interest of the Micro Cap Fund and its shareholders to close Class C of the Micro Cap Fund, effective July 25, 2008. As of July 25, 2008, Class C shares will no longer be available for purchase and all existing Class C shares will be converted to No-Load Class shares at relative net asset value as calculated as of the close of trading on the New York Stock Exchange on July 24, 2008.

If you purchased Class C shares before July 25, 2008, and you redeem those shares less than two years from the date of purchase (regardless of such Class C shares having been converted to No-Load shares), you will be subject to a 2.00% deferred sales charge, and not the 2.00% redemption fee.

Therefore, effective July 25, 2008, all references to the Class C shares in the Micro Cap Fund's prospectus are hereby deleted.

Revised Shareholder Transaction Fees portion of Fee Table
---------------------------------------------------------
No-Load Class
Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)                          None
Sales Charge (Load) Imposed on Reinvested Dividends           None
Redemption Fees (1)                                      2.00%
Exchange Fees (2)                                        None

(1) You will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.
(2)   A shareholder may be charged a $10 fee for each telephone exchange.

New Fund Phone Number

Effective July 25, 2008, the Fund's toll free phone number will be (866) 9-SATUIT (or (866) 972-8848). As of July 25, 2008, you will not be able to contact the Fund by dialing (800) 576-4030. Therefore, effective July 25, 2008 all references to (800) 576-4030 in the Fund's prospectus are hereby replaced with (866) 9-SATUIT.

New Transfer Agent

The Board has appointed a new Transfer Agent and Fund Accounting firm, Mutual Shareholder Services, LLC, effective September 1, 2008. The change will not affect the status of your account or your investment in the Fund.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in the Fund should be directed to the following address, effective September 1, 2008:

                     Satuit Capital Management Trust
                     8000 Town Centre Dr, Ste 400
                     Broadview Heights, OH 44147

Effective September 1, 2008, to make a purchase by wire, please call the Fund at
(866) 9-SATUIT for instructions.

New Distributor

The Board has appointed a new Distributor, Rafferty Capital Markets, LLC, effective August 1, 2008. The change will not affect the status of your account or your investment in the Fund. The principal address of Rafferty Capital Markets, LLC is 59 Hilton Avenue, Garden City, New York, 11530.

New Administration Arrangements

Effective September 1, 2008, Commonwealth Shareholder Services, Inc. will no longer serve as administrator to the Fund. Satuit Capital Management, LLC, the Fund's investment adviser, will provide the Fund with administrative services, effective September 1, 2008. The change will not affect the status of your account or your investment in the Fund. The principal address of Satuit Capital Management, LLC is 15 Eastlake Road, Mt. Pleasant, South Carolina, 29464.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE